Exhibit 99.3

Discussion and

Reconciliation of Non-

GAAP Financial Measures

June 30, 2022

(Unaudited)

Definitions
Adjusted Fixed Charge Coverage Adjusted EBITDAre divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and our ability to meet interest payments on our outstanding debt and pay dividends to our preferred stockholders, if applicable. Our various debt agreements contain covenants that require us to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain of our debt instruments. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDAre and Fixed Charges.
Adjusted Funds From Operations (“AFFO”) AFFO is defined as FFO as Adjusted after excluding the impact of the following: (i) amortization of stock-based compensation, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, and (v) other AFFO adjustments, which include: (a) amortization of acquired market lease intangibles, net, (b) non-cash interest related to DFLs and lease incentive amortization (reduction of straight-line rents), (c) actuarial reserves for insurance claims that have been incurred but not reported, and (d) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute our share of AFFO from our unconsolidated joint ventures. More specifically, recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements ("AFFO capital expenditures") excludes our share from unconsolidated joint ventures (reported in “other AFFO adjustments”). Adjustments for joint ventures are calculated to reflect our pro-rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of AFFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated joint ventures in which we do not own 100% of the equity by adjusting our AFFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods (reported in “other AFFO adjustments”). See FFO for further disclosure regarding our use of pro-rata share information and its limitations. Other REITs or real estate companies may use different methodologies for calculating AFFO, and accordingly, our AFFO may not be comparable to those reported by other REITs. Although our AFFO computation may not be comparable to that of other REITs, management believes AFFO provides a meaningful supplemental measure of our performance and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. We believe AFFO is an alternative run-rate earnings measure that improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods, and (iii) results among REITs more meaningful. AFFO does not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as it excludes the following items which generally flow through our cash flows from operating activities: (i) adjustments for changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, (ii) transaction-related costs, (iii) litigation settlement expenses, and (iv) restructuring and severance-related charges. Furthermore, AFFO is adjusted for recurring capital expenditures, which are generally not considered when determining cash flows from operations or liquidity. AFFO is a non-GAAP supplemental financial measure and should not be considered as an alternative to net income (loss) determined in accordance with GAAP.
Consolidated Debt The carrying amount of bank line of credit, commercial paper, term loans, senior unsecured notes, and mortgage debt, as reported in our consolidated financial statements.
Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to our unconsolidated JVs, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Consolidated Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Consolidated Secured Debt  Mortgage and other debt secured by real estate, as reported in our consolidated financial statements.
Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing).
Debt Investments Loans secured by a direct interest in real estate and mezzanine loans.
Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.

2

Definitions
EBITDAre and Adjusted EBITDAre EBITDAre, or EBITDA for Real Estate, is a supplemental performance measure defined by the National Association of Real Estate Investment Trusts (“Nareit”) and intended for real estate companies. It represents earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property. Adjusted EBITDAre is defined as EBITDAre excluding other impairments (recoveries) and other losses (gains), transaction-related items, prepayment costs (benefits) associated with early retirement or payment of debt, restructuring and severance related charges, litigation costs (recoveries), casualty-related charges (recoveries), stock compensation expense, and foreign currency remeasurement losses (gains), adjusted to reflect the impact of transactions that closed during the quarter as if the transactions were completed at the beginning of the quarter. EBITDAre and Adjusted EBITDAre include our pro rata share of our unconsolidated JVs presented on the same basis. We consider EBITDAre and Adjusted EBITDAre important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate our operating performance and serve as additional indicators of our ability to service our debt obligations. Net income (loss) is the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to EBITDAre and Adjusted EBITDAre.
Enterprise Debt Consolidated Debt plus our pro rata share of total debt from our unconsolidated JVs. Enterprise Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Enterprise Gross Assets Consolidated Gross Assets plus our pro rata share of total gross assets from our unconsolidated JVs, after adding back accumulated depreciation and amortization. Enterprise Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Enterprise Secured Debt Consolidated Secured Debt plus our pro rata share of mortgage debt from our unconsolidated JVs. Enterprise Secured Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of Enterprise Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Entrance Fees Certain of our CCRC communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For net income, NOI, Adjusted NOI, Nareit FFO, FFO as Adjusted, and AFFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as liabilities.
Financial Leverage Enterprise Debt divided by Enterprise Gross Assets. Financial Leverage is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Fixed Charges Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges also includes our pro rata share of the interest expense plus capitalized interest plus preferred stock dividends (if applicable) of our unconsolidated JVs. Fixed Charges is a supplemental measure of our interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations.
Funds From Operations (“Nareit FFO”) and FFO as Adjusted FFO encompasses Nareit FFO and FFO as Adjusted, each of which is described in detail below. We believe FFO applicable to common shares, diluted FFO applicable to common shares, and diluted FFO per common share are important supplemental non-GAAP measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets utilizes straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the REIT industry to address this issue.

3

Definitions
Nareit FFO. FFO, as defined by the National Association of Real Estate Investment Trusts (“Nareit”), is net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate and other real estate-related depreciation and amortization, and adjustments to compute our share of Nareit FFO and FFO as Adjusted (see below) from joint ventures. Adjustments for joint ventures are calculated to reflect our pro-rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of Nareit FFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. For consolidated joint ventures in which we do not own 100%, we reflect our share of the equity by adjusting our Nareit FFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods. Our pro-rata share information is prepared on a basis consistent with the comparable consolidated amounts, is intended to reflect our proportionate economic interest in the operating results of properties in our portfolio and is calculated by applying our actual ownership percentage for the period. We do not control the unconsolidated joint ventures, and the pro-rata presentations of reconciling items included in Nareit FFO do not represent our legal claim to such items. The joint venture members or partners are entitled to profit or loss allocations and distributions of cash flows according to the joint venture agreements, which provide for such allocations generally according to their invested capital.
The presentation of pro-rata information has limitations, which include, but are not limited to, the following: (i) the amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses and (ii) other companies in our industry may calculate their pro-rata interest differently, limiting the usefulness as a comparative measure. Because of these limitations, the pro-rata financial information should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP financial statements, using the pro-rata financial information as a supplement.
Nareit FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income (loss). We compute Nareit FFO in accordance with the current Nareit definition; however, other REITs may report Nareit FFO differently or have a different interpretation of the current Nareit definition from ours.
FFO as Adjusted. In addition, we present Nareit FFO on an adjusted basis before the impact of non-comparable items including, but not limited to, transaction-related items, other impairments (recoveries) and other losses (gains), restructuring and severance related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), foreign currency remeasurement losses (gains), deferred tax asset valuation allowances, and changes in tax legislation (“FFO as Adjusted”). Transaction-related items include transaction expenses and gains/charges incurred as a result of mergers and acquisitions and lease amendment or termination activities. Prepayment costs (benefits) associated with early retirement of debt include the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt. Other impairments (recoveries) and other losses (gains) include interest income associated with early and partial repayments of loans receivable and other losses or gains associated with non-depreciable assets including goodwill, DFLs, undeveloped land parcels, and loans receivable. Management believes that FFO as Adjusted provides a meaningful supplemental measurement of our FFO run-rate and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. At the same time that Nareit created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors, and financial analysts who review our operating performance are best served by an FFO run-rate earnings measure that includes certain other adjustments to net income (loss), in addition to adjustments made to arrive at the Nareit defined measure of FFO. FFO as Adjusted is used by management in analyzing our business and the performance of our properties and we believe it is important that stockholders, potential investors, and financial analysts understand this measure used by management. We use FFO as Adjusted to: (i) evaluate our performance in comparison with expected results and results of previous periods, relative to resource allocation decisions, (ii) evaluate the performance of our management, (iii) budget and forecast future results to assist in the allocation of resources, (iv) assess our performance as compared with similar real estate companies and the industry in general, and (v) evaluate how a specific potential investment will impact our future results. Other REITs or real estate companies may use different methodologies for calculating an adjusted FFO measure, and accordingly, our FFO as Adjusted may not be comparable to those reported by other REITs.
Investment and Portfolio Investment Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization and (ii) the carrying amount of DFLs and Debt Investments. Portfolio Investment also includes our pro rata share of the real estate assets and intangibles held in our unconsolidated JVs, presented on the same basis as Investment, and excludes noncontrolling interests' pro rata share of the real estate assets and intangibles held in our consolidated JVs, presented on the same basis. Investment and Portfolio Investment exclude land held for development.

4

Definitions
Net Debt Enterprise Debt less the carrying amount of cash and cash equivalents, restricted cash, and expected net proceeds from the future settlement of shares issued through our equity forward contracts, as reported in our consolidated financial statements and our pro rata share of cash and cash equivalents and restricted cash from our unconsolidated JVs. Consolidated Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Net Debt to Adjusted EBITDAre Net Debt divided by Adjusted EBITDAre is a supplemental measure of our ability to decrease our debt. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, this measure may have material limitations.
Net Operating Income (“NOI”) and Cash (Adjusted) NOI NOI and Adjusted NOI are non-U.S. generally accepted accounting principles (“GAAP”) supplemental financial measures used to evaluate the operating performance of real estate. NOI is defined as real estate revenues (inclusive of rental and related revenues, resident fees and services, income from direct financing leases, and government grant income and exclusive of interest income), less property level operating expenses; NOI excludes all other financial statement amounts included in net income (loss). Adjusted NOI is calculated as NOI after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. NOI and Adjusted NOI include our share of income (loss) generated by unconsolidated joint ventures and exclude noncontrolling interests’ share of income (loss) generated by consolidated joint ventures. Adjusted NOI is oftentimes referred to as “Cash NOI.” Management believes NOI and Adjusted NOI are important supplemental measures because they provide relevant and useful information by reflecting only income and operating expense items that are incurred at the property level and present them on an unlevered basis. We use NOI and Adjusted NOI to make decisions about resource allocations, to assess and compare property level performance, and to evaluate our Same-Store (“SS”) performance, as described below. We believe that net income (loss) is the most directly comparable GAAP measure to NOI and Adjusted NOI. NOI and Adjusted NOI should not be viewed as alternative measures of operating performance to net income (loss) as defined by GAAP since they do not reflect various excluded items. Further, our definitions of NOI and Adjusted NOI may not be comparable to the definitions used by other REITs or real estate companies, as they may use different methodologies for calculating NOI and Adjusted NOI.
Operating expenses generally relate to leased medical office and life science properties, as well as CCRC facilities. We generally recover all or a portion of our leased medical office and life science property expenses through tenant recoveries. We present expenses as operating or general and administrative based on the underlying nature of the expense.
Portfolio Adjusted NOI Portfolio Adjusted NOI is Portfolio Cash Real Estate Revenues less Portfolio Cash Operating Expenses.
Portfolio Cash Operating Expenses Consolidated cash operating expenses plus the Company's pro rata share of cash operating expenses from its unconsolidated JVs less noncontrolling interests' pro rata share of cash operating expenses from consolidated JVs. Portfolio Cash Operating Expenses represent property level operating expenses (which exclude transition costs) after eliminating the effects of straight-line rents, lease termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee expense.
Portfolio Income Cash (Adjusted) NOI plus interest income plus our pro rata share of Cash (Adjusted) NOI from our unconsolidated JVs less noncontrolling interests' pro rata share of Cash (Adjusted) NOI from consolidated JVs.
Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues Portfolio Real Estate Revenues include rental related revenues, resident fees and services, income from DFLs, and government grant income which is included in Other income (expense), net in our Consolidated Statement of Operations. Portfolio Real Estate Revenues include the Company's pro rata share from unconsolidated JVs presented on the same basis and exclude noncontrolling interests' pro rata share from consolidated JVs presented on the same basis. Portfolio Cash Real Estate Revenues include Portfolio Real Estate Revenues after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, lease termination fees, and the impact of deferred community fee income.
REVPOR CCRC The 3-month average Cash Real Estate Revenues per occupied unit excluding Cash NREFs for the most recent period available. REVPOR CCRC excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the CCRC portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. REVPOR CCRC is a non-GAAP supplemental financial measure used to evaluate the revenue-generating capacity and profit potential of our CCRC assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our CCRC assets.
REVPOR Other The 3-month average Cash Real Estate Revenues per occupied unit for the most recent period available. REVPOR Other excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the Other portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. REVPOR Other is a non-GAAP supplemental financial measure used to evaluate the revenue-generating capacity and profit

5

Definitions
potential of our other assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our other assets.
RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility.
Same-Store (“SS”) Same-Store NOI and Cash (Adjusted) NOI information allows us to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our consolidated portfolio of properties. Same-Store Adjusted NOI excludes amortization of deferred revenue from tenant-funded improvements and certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Properties are included in Same-Store once they are stabilized for the full period in both comparison periods. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure. A property is removed from Same-Store when it is classified as held for sale, sold, placed into redevelopment, experiences a casualty event that significantly impacts operations, a change in reporting structure or operator transition has been agreed to, or a significant tenant relocates from a Same-Store property to a non Same-Store property and that change results in a corresponding increase in revenue. We do not report Same-Store metrics for our other non-reportable segments.
Secured Debt Ratio Enterprise Secured Debt divided by Enterprise Gross Assets. Secured Debt Ratio is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of Total Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Segments The Company’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) life science; (ii) medical office; (iii) continuing care retirement community (“CCRC”), and (iv) other non-reportable segment.
Share of Consolidated Joint Ventures ("JVs") Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio.
Share of Unconsolidated Joint Ventures Our pro rata share information is prepared by applying our actual ownership percentage for the period and is intended to reflect our proportionate economic interest in the financial position and operating results of properties in our portfolio.
Stabilized / Stabilization Newly acquired operating assets are generally considered Stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered Stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure.

Reconciliations
In thousands, except per share data

Funds From Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income (loss) applicable to common shares	$68,057	$275,993	$137,693	$419,336
Real estate related depreciation and amortization	180,489	171,459	358,222	328,997
Healthpeak’s share of real estate related depreciation and amortization from unconsolidated joint ventures	5,210	2,869	10,345	7,322
Noncontrolling interests’ share of real estate related depreciation and amortization	(4,844)	(4,923)	(9,685)	(9,809)
Loss (gain) on sales of depreciable real estate, net(1)	(12,903)	(297,476)	(16,688)	(557,138)
Healthpeak’s share of loss (gain) on sales of depreciable real estate, net, from unconsolidated joint ventures	129	(5,866)	(150)	(5,866)
Noncontrolling interests’ share of gain (loss) on sales of depreciable real estate, net	—	2,179	12	2,179
Loss (gain) upon change of control, net	—	—	—	(1,042)
Taxes associated with real estate dispositions	16	1,693	(166)	2,183
Impairments (recoveries) of depreciable real estate, net	—	3,743	—	3,743
Nareit FFO applicable to common shares	236,154	149,671	479,583	189,905
Distributions on dilutive convertible units and other	2,352	—	4,704	—
Diluted Nareit FFO applicable to common shares	$238,506	$149,671	$484,287	$189,905

Weighted average shares outstanding - diluted Nareit FFO	547,132	539,193	547,018	539,081

Impact of adjustments to Nareit FFO:
Transaction-related items	$596	$1,265	$893	$5,379
Other impairments (recoveries) and other losses (gains), net(2)	139	1,845	(8,770)	5,087
Restructuring and severance related charges	—	—	—	2,463
Loss (gain) on debt extinguishments	—	60,865	—	225,157
Casualty-related charges (recoveries), net	(411)	3,596	(411)	4,644
Total adjustments	324	67,571	(8,288)	242,730
FFO as Adjusted applicable to common shares	236,478	217,242	471,295	432,635
Distributions on dilutive convertible units and other	2,351	2,144	4,719	4,067
Diluted FFO as Adjusted applicable to common shares	$238,829	$219,386	$476,014	$436,702

Weighted average shares outstanding - diluted FFO as Adjusted	547,132	546,519	547,018	546,407

Diluted earnings per common share	$0.13	$0.51	$0.26	$0.78
Depreciation and amortization	0.33	0.32	0.66	0.60
Loss (gain) on sales of depreciable real estate, net	(0.02)	(0.56)	(0.03)	(1.04)
Loss (gain) upon change of control, net	—	—	—	0.00
Taxes associated with real estate dispositions	0.00	0.00	0.00	0.00
Impairments (recoveries) of depreciable real estate, net	—	0.01	—	0.01
Diluted Nareit FFO per common share	$0.44	$0.28	$0.89	$0.35
Transaction-related items	0.00	0.00	0.00	0.01
Other impairments (recoveries) and other losses (gains), net(2)	0.00	0.00	(0.02)	0.01
Restructuring and severance related charges	—	—	—	0.00
Loss (gain) on debt extinguishments	—	0.11	—	0.42
Casualty-related charges (recoveries), net	0.00	0.01	0.00	0.01
Diluted FFO as Adjusted per common share	$0.44	$0.40	$0.87	$0.80

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Reconciliations
In thousands, except per share data

Adjusted Funds From Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
FFO as Adjusted applicable to common shares	$236,478	$217,242	$471,295	$432,635
Amortization of stock-based compensation	5,300	5,095	10,021	9,459
Amortization of deferred financing costs	2,689	2,121	5,377	4,334
Straight-line rents	(12,713)	(6,201)	(23,872)	(15,336)
AFFO capital expenditures	(27,906)	(22,422)	(50,745)	(43,132)
Deferred income taxes	(1,188)	(2,771)	(927)	(4,493)
Other AFFO adjustments	(7,065)	(4,026)	(13,524)	(9,628)
AFFO applicable to common shares	195,595	189,038	397,625	373,839
Distributions on dilutive convertible units and other	1,649	1,541	3,296	2,862
Diluted AFFO applicable to common shares	$197,244	$190,579	$400,921	$376,701

Weighted average shares outstanding - diluted AFFO	545,307	544,694	545,193	544,582
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(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 8 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 32 of this document for the three and six months ended June 30, 2022.
(2)The six months ended June 30, 2022 includes the following, which are included in other income (expense), net in the Consolidated Statements of Operations: (i) a $23 million gain on sale of a hospital that was in a direct financing lease and (ii) $14 million of expenses incurred for tenant relocation and other costs associated with a planned MOB demolition. The three and six months ended June 30, 2021 includes the following: (i) a $7 million goodwill impairment charge in connection with our senior housing triple-net asset sales which is reported in income (loss) from discontinued operations in the Consolidated Statements of Operations and (ii) a $6 million of accelerated recognition of a mark-to-market discount, less loan fees, resulting from prepayments on loans receivable which is included in interest income in the Consolidated Statements of Operations. The remaining activity for the three and six months ended June 30, 2022 and 2021 includes reserves for loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.

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Reconciliations
Per share data

Projected Future Operations(1)

	Full Year 2022
	Low	High
Diluted earnings per common share	$0.97	$1.03
Real estate related depreciation and amortization	1.32	1.32
Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures	0.04	0.04
Noncontrolling interests' share of real estate related depreciation and amortization	(0.04)	(0.04)
Loss (gain) on sales of real estate, net	(0.04)	(0.04)
Loss (gain) upon change of control, net	(0.55)	(0.55)
Diluted Nareit FFO per common share	$1.70	$1.76
Other impairments (recoveries) and other losses (gains), net	(0.02)	(0.02)
Diluted FFO as Adjusted per common share	$1.68	$1.74
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(1)The foregoing projections reflect management's view of current and future market conditions as of August 2, 2022 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on August 2, 2022. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

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Reconciliations
In millions

Projected SS Cash NOI(1)(2)
For the projected year 2022 (low)

	Life Science	Medical Office	CCRC	Other(3)	Corporate Adjustments	Total
Portfolio Cash (Adjusted) NOI(4)	$543	$426	$104	$15	$(2)	$1,085
Interest income	—	—	—	20	—	20
Portfolio Income	543	426	104	35	(2)	1,105
Interest income	—	—	—	(20)	—	(20)
Non-cash adjustments to cash NOI(5)	61	14	(1)	(2)	1	74
NOI	604	440	102	13	(1)	1,159
Non-SS NOI	(150)	(86)	1	(13)	1	(247)
SS NOI	454	354	104	—	—	912
Non-cash adjustments to SS NOI(5)	(35)	(7)	1	—	—	(41)
SS Cash (Adjusted) NOI	$419	$346	$105	$—	$—	$871
Addback adjustments(6)						288
Other income and expenses(7)						362
Costs and expenses(8)						(981)
Net income (loss)						$540

For the projected year 2022 (high)

	Life Science	Medical Office	CCRC	Other(3)	Corporate Adjustments	Total
Portfolio Cash (Adjusted) NOI(4)	$548	$430	$108	$20	$(1)	$1,104
Interest income	—	—	—	25	—	25
Portfolio Income	548	430	108	45	(1)	1,129
Interest income	—	—	—	(25)	—	(25)
Non-cash adjustments to cash NOI(5)	62	14	(1)	2	1	78
NOI	610	444	106	22	—	1,183
Non-SS NOI	(151)	(87)	1	(22)	—	(259)
SS NOI	459	357	108	—	—	923
Non-cash adjustments to SS NOI(5)	(36)	(7)	1	—	—	(41)
SS Cash (Adjusted) NOI	$423	$350	$109	$—	$—	$882
Addback adjustments(6)						300
Other income and expenses(7)						359
Costs and expenses(8)						(965)
Net income (loss)						$576

Continued

10

Reconciliations
In millions

For the year ended December 31, 2021

	Life Science	Medical Office	CCRC	Other(3)	Corporate Adjustments and Discontinued Operations	Total
Portfolio Cash (Adjusted) NOI(4)	$504	$413	$96	$17	$11	$1,041
Interest income	—	—	—	38	—	38
Portfolio Income	504	413	96	55	11	1,079
Interest income	—	—	—	(38)	—	(38)
Non-cash adjustments to cash NOI(5)	47	11	(3)	—	(7)	47
NOI	551	424	92	18	3	1,088
Non-SS NOI	(113)	(78)	1	(18)	(3)	(210)
SS NOI	438	346	94	—	—	878
Non-cash adjustments to SS NOI(5)	(35)	(9)	3	—	—	(40)
SS Cash (Adjusted) NOI	$403	$338	$97	$—	$—	$838
Addback adjustments(6)						250
Other income and expenses(7)						666
Costs and expenses(8)						(1,172)
Other impairments (recoveries), net(9)						(56)
Net income (loss)						$526

Projected SS Cash NOI Changes for the full year 2022

	Life Science	Medical Office	CCRC	Total
Low	4.00%	2.50%	8.00%	3.50%
High	5.00%	3.50%	12.00%	5.00%
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of August 2, 2022 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on August 2, 2022. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.
(2)May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(3)Portfolio Cash NOI for Other represents the Company's share of its unconsolidated investment in SWF SH JV portfolio, with the low of $15 million and the high of $20 million.
(4)Represents rental and related revenues, tenant recoveries, resident fees and services, and other income from DFLs, less property level operating expenses, including our share of joint ventures.
(5)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.
(6)Represents non-SS NOI and non-cash adjustments to SS NOI.
(7)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net, income tax benefit (expense), and equity income (loss) from unconsolidated joint ventures, excluding NOI. The year ended December 31, 2021 includes discontinued operations.
(8)Represents interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments. The year ended December 31, 2021 includes discontinued operations.
(9)The majority of the balance represents the impairment of goodwill related to the disposition of senior housing triple-net and SHOP portfolios during the year ended December 31, 2021 and is included in discontinued operations.

11

Reconciliations
In thousands

Enterprise Gross Assets and Portfolio Investment

	June 30, 2022
	Life Science	Medical Office	CCRC	Other	Discontinued Operations(1)	Corporate Non-segment	Total
Consolidated total assets(2)	$7,599,695	$4,736,477	$2,091,055	$760,710	$10,251	$120,015	$15,318,203
Investments in and advances to unconsolidated JVs	(41,550)	(8,918)	—	(351,686)	—	—	(402,154)
Accumulated depreciation and amortization(3)	1,339,371	1,756,061	374,951	—	—	—	3,470,383
Consolidated Gross Assets	$8,897,516	$6,483,620	$2,466,006	$409,024	$10,251	$120,015	$18,386,432
Healthpeak's share of unconsolidated JV gross assets	78,433	18,783	277	484,237	69	—	581,799
Enterprise Gross Assets	$8,975,949	$6,502,403	$2,466,283	$893,261	$10,320	$120,015	$18,968,231
Land held for development	(589,547)	(4,335)	—	—	—	—	(593,882)
Fully depreciated real estate and intangibles	458,841	524,410	17,389	—	—	—	1,000,640
Non-real estate related assets(4)	(266,644)	(384,230)	(215,148)	(25,367)	(10,320)	(120,015)	(1,021,724)
Real estate intangible liabilities	(198,695)	(137,895)	—	—	—	—	(336,590)
Noncontrolling interests' share of consolidated JVs real estate and related intangibles	(4,344)	(387,044)	—	—	—	—	(391,388)
Portfolio Investment	$8,375,560	$6,113,309	$2,268,524	$867,894	$—	$—	$17,625,287
______________________________________
(1)In September 2021, the Company successfully completed the disposition of the remaining senior housing triple-net and SHOP assets. Remaining balances associated with these assets are reported within discontinued operations and represents trailing activities primarily comprised of Accounts receivable, net of allowance and Cash and cash equivalents.
(2)Consolidated total assets represents total assets on the Consolidated Balance Sheet as of June 30, 2022 presented on page 7 within the Earnings Release and Supplemental Report for the quarter ended June 30, 2022.
(3)Accumulated depreciation and amortization includes accumulated depreciation for real estate, accumulated amortization for real estate related intangible assets, and accumulated amortization for right-of-use assets.
(4)Balance includes Cash and cash equivalents, Restricted cash, Right-of-use asset, net, Accounts receivable, net of allowance, and Other assets, net.

12

Reconciliations
In thousands

Revenues

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Life Science	$177,527	$184,213	$184,170	$194,055	$207,771
Medical Office	165,295	171,482	174,264	177,263	179,308
CCRC	117,308	119,022	118,867	121,560	125,360
Other	16,108	6,748	5,904	5,494	5,493
Total revenues	$476,238	$481,465	$483,205	$498,372	$517,932
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	87	15	—	6,552	209
Other	—	—	—	—	—
Government grant income	$87	$15	$—	$6,552	$209
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	—	—	—	—
Other	(16,108)	(6,748)	(5,904)	(5,494)	(5,493)
Less: Interest income	$(16,108)	$(6,748)	$(5,904)	$(5,494)	$(5,493)
Life Science	1,412	1,521	1,487	1,431	1,267
Medical Office	710	737	720	732	761
CCRC	2,415	—	—	—	—
Other	16,740	17,109	17,233	18,045	18,215
Healthpeak's share of unconsolidated JVs real estate revenues	$21,277	$19,367	$19,440	$20,208	$20,243
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	—	—	333	—
Other	583	—	739	315	—
Healthpeak's share of unconsolidated JVs government grant income	$583	$—	$739	$648	$—
Life Science	(75)	(82)	(70)	(57)	(62)
Medical Office	(8,825)	(8,954)	(8,658)	(8,820)	(8,943)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs real estate revenues	$(8,900)	$(9,036)	$(8,728)	$(8,877)	$(9,005)
Life Science	178,863	185,652	185,588	195,429	208,976
Medical Office	157,181	163,265	166,325	169,175	171,126
CCRC	119,810	119,037	118,868	128,445	125,569
Other	17,323	17,109	17,972	18,360	18,215
Portfolio Real Estate Revenues	$473,177	$485,063	$488,753	$511,409	$523,886
Life Science	(12,374)	(11,030)	(11,402)	(14,272)	(21,653)
Medical Office	(2,643)	(4,337)	(4,306)	(4,180)	(3,643)
CCRC	14	—	—	—	—
Other	6	12	(4)	23	86
Non-cash adjustments to Portfolio Real Estate Revenues	$(14,997)	$(15,355)	$(15,712)	$(18,429)	$(25,210)

Continued

13

Reconciliations
In thousands

Revenues

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Life Science	166,489	174,622	174,186	181,157	187,323
Medical Office	154,538	158,928	162,019	164,995	167,483
CCRC	119,824	119,037	118,868	128,445	125,569
Other	17,329	17,121	17,968	18,383	18,301
Portfolio Cash Real Estate Revenues	$458,180	$469,708	$473,041	$492,980	$498,676
Life Science	12,374	11,030	11,402	14,272	21,653
Medical Office	2,643	4,337	4,306	4,180	3,643
CCRC	(14)	—	—	—	—
Other	(6)	(12)	4	(23)	(86)
Non-cash adjustments to Portfolio Real Estate Revenues	$14,997	$15,355	$15,712	$18,429	$25,210
Life Science	(30,271)	(35,378)	(36,863)	(41,791)	(48,867)
Medical Office	(26,435)	(29,587)	(33,007)	(33,211)	(33,675)
CCRC	(2,415)	—	—	(333)	—
Other	(17,323)	(17,109)	(17,972)	(18,360)	(18,215)
Non-SS Portfolio Real Estate Revenues	$(76,444)	$(82,074)	$(87,842)	$(93,695)	$(100,757)
Life Science	148,592	150,274	148,725	153,638	160,109
Medical Office	130,746	133,678	133,318	135,964	137,451
CCRC	117,395	119,037	118,868	128,112	125,569
Other	—	—	—	—	—
Portfolio Real Estate Revenue - SS(1)	$396,733	$402,989	$400,911	$417,714	$423,129
Life Science	(9,297)	(8,008)	(7,953)	(9,166)	(12,031)
Medical Office	(2,528)	(2,732)	(2,532)	(2,480)	(2,116)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(11,825)	$(10,740)	$(10,485)	$(11,646)	$(14,147)
Life Science	139,295	142,266	140,772	144,472	148,078
Medical Office	128,218	130,946	130,786	133,484	135,335
CCRC	117,395	119,037	118,868	128,112	125,569
Other	—	—	—	—	—
Portfolio Cash Real Estate Revenue - SS(1)	$384,908	$392,249	$390,426	$406,068	$408,982

14

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Life Science	$40,724	$44,923	$43,936	$48,189	$49,446
Medical Office	54,648	58,430	59,184	61,170	63,321
CCRC	94,760	98,799	96,127	97,888	102,277
Other	—	(13)	—	—	—
Operating expenses	$190,132	$202,139	$199,247	$207,247	$215,044
Life Science	428	463	520	483	483
Medical Office	317	305	258	299	301
CCRC	2,208	32	(346)	—	—
Other	12,451	13,450	13,370	14,055	14,150
Healthpeak's share of unconsolidated JVs operating expenses	$15,404	$14,250	$13,802	$14,837	$14,934
Life Science	(21)	(25)	(21)	(19)	(19)
Medical Office	(2,552)	(2,659)	(2,356)	(2,602)	(2,726)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs operating expenses	$(2,573)	$(2,684)	$(2,377)	$(2,621)	$(2,745)
Life Science	41,131	45,361	44,435	48,653	49,910
Medical Office	52,413	56,076	57,086	58,867	60,896
CCRC	96,968	98,831	95,781	97,888	102,277
Other	12,451	13,437	13,370	14,055	14,150
Portfolio Operating Expenses	$202,963	$213,705	$210,672	$219,463	$227,233
Life Science	(9)	(10)	(9)	(160)	(9)
Medical Office	(639)	(711)	(740)	(633)	(694)
CCRC	(1,212)	(724)	(1,270)	—	—
Other	33	113	27	31	32
Non-cash adjustments to Portfolio Operating Expenses	$(1,827)	$(1,332)	$(1,992)	$(762)	$(671)
Life Science	41,122	45,351	44,426	48,493	49,901
Medical Office	51,774	55,365	56,346	58,234	60,202
CCRC	95,756	98,107	94,511	97,888	102,277
Other	12,484	13,550	13,397	14,086	14,182
Portfolio Cash Operating Expenses	$201,136	$212,373	$208,680	$218,701	$226,562
Life Science	9	10	9	160	9
Medical Office	639	711	740	633	694
CCRC	1,212	724	1,270	—	—
Other	(33)	(113)	(27)	(31)	(32)
Non-cash adjustments to Portfolio Operating Expenses	$1,827	$1,332	$1,992	$762	$671
Life Science	(7,874)	(8,964)	(9,567)	(12,052)	(12,428)
Medical Office	(9,335)	(11,145)	(12,139)	(13,864)	(14,541)
CCRC	(2,602)	(426)	(62)	(490)	(443)
Other	(12,451)	(13,437)	(13,370)	(14,055)	(14,150)
Non-SS Portfolio Operating Expenses	$(32,262)	$(33,972)	$(35,138)	$(40,461)	$(41,562)
Continued

15

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Life Science	33,257	36,397	34,868	36,601	37,482
Medical Office	43,078	44,931	44,947	45,003	46,355
CCRC	94,366	98,405	95,719	97,398	101,834
Other	—	—	—	—	—
Portfolio Operating Expenses - SS(1)	$170,701	$179,733	$175,534	$179,002	$185,671
Life Science	(9)	(9)	(9)	(159)	(9)
Medical Office	(576)	(589)	(576)	(570)	(570)
CCRC	(1,209)	(724)	(1,542)	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Operating Expenses	$(1,794)	$(1,322)	$(2,127)	$(729)	$(579)
Life Science	33,248	36,388	34,859	36,442	37,473
Medical Office	42,502	44,342	44,371	44,433	45,785
CCRC	93,157	97,681	94,177	97,398	101,834
Other	—	—	—	—	—
Portfolio Cash Operating Expenses - SS(1)	$168,907	$178,411	$173,407	$178,273	$185,092

16

Reconciliations
In thousands

Revenues	Operating Expenses

Six Months Ended June 30, 2022		Six Months Ended June 30, 2022
Life Science	$401,826	Life Science	$97,635
Medical Office	356,571	Medical Office	124,491
CCRC	246,920	CCRC	200,165
Other	10,987	Other	—
Total revenues	$1,016,304	Operating expenses	$422,291
Life Science	—	Life Science	966
Medical Office	—	Medical Office	600
CCRC	6,762	CCRC	—
Other	—	Other	28,205
Government grant income	$6,762	Healthpeak's share of unconsolidated JVs operating expenses	$29,771
Life Science	—	Life Science	(38)
Medical Office	—	Medical Office	(5,328)
CCRC	—	CCRC	—
Other	(10,987)	Other	—
Less: Interest income	$(10,987)	Noncontrolling interests' share of consolidated JVs operating expenses	$(5,366)
Life Science	2,698	Life Science	98,563
Medical Office	1,493	Medical Office	119,763
CCRC	—	CCRC	200,165
Other	36,260	Other	28,205
Healthpeak's share of unconsolidated JVs real estate revenues	$40,451	Portfolio Operating Expenses	$446,696
Life Science	—	Life Science	(169)
Medical Office	—	Medical Office	(1,327)
CCRC	333	CCRC	—
Other	315	Other	63
Healthpeak's share of unconsolidated JVs government grant income	$648	Non-cash adjustments to Portfolio Operating Expenses	$(1,433)
Life Science	(119)	Life Science	98,394
Medical Office	(17,763)	Medical Office	118,436
CCRC	—	CCRC	200,165
Other	—	Other	28,268
Noncontrolling interests' share of consolidated JVs real estate revenues	$(17,882)	Portfolio Cash Operating Expenses	$445,263
Life Science	404,405	Life Science	$169
Medical Office	340,301	Medical Office	1,327
CCRC	254,015	CCRC	—
Other	36,575	Other	(63)
Portfolio Real Estate Revenues	$1,035,296	Non-cash Portfolio Cash Operating Expenses	$1,433
Life Science	(35,925)	Life Science	(25,073)
Medical Office	(7,823)	Medical Office	(28,763)
CCRC	—	CCRC	(933)
Other	109	Other	(28,205)
Non-cash adjustments to Portfolio Real Estate Revenues	$(43,639)	Non-SS Portfolio Operating Expenses	$(82,974)

17

Reconciliations
In thousands

Six Months Ended June 30, 2022		Six Months Ended June 30, 2022
Life Science	368,480	Life Science	73,490
Medical Office	332,478	Medical Office	91,000
CCRC	254,015	CCRC	199,232
Other	36,684	Other	—
Portfolio Cash Real Estate Revenues	$991,657	Portfolio Operating Expenses - SS(1)	$363,722
Life Science	35,925	Life Science	(169)
Medical Office	7,823	Medical Office	(1,129)
CCRC	—	CCRC	—
Other	(109)	Other	—
Non-cash adjustments to Portfolio Real Estate Revenues	$43,639	Non-cash adjustment to SS Portfolio Operating Expenses	$(1,298)
Life Science	(92,444)	Life Science	73,321
Medical Office	(67,586)	Medical Office	89,871
CCRC	(334)	CCRC	199,232
Other	(36,575)	Other	—
Non-SS Portfolio Real Estate Revenue	$(196,939)	Portfolio Cash Operating Expenses - SS(1)	$362,424
Life Science	$311,961
Medical Office	272,715
CCRC	253,681
Other	—
Portfolio Real Estate Revenue - SS(1)	$838,357
Life Science	(21,161)
Medical Office	(4,547)
CCRC	—
Other	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(25,708)
Life Science	290,800
Medical Office	268,168
CCRC	253,681
Other	—
Portfolio Cash Real Estate Revenue - SS(1)	$812,649
______________________________________
(1)The property count used for Portfolio Real Estate Revenues - SS, Portfolio Cash Real Estate Revenues - SS, Portfolio Operating Expenses - SS, and Portfolio Cash Operating Expenses - SS differed for the three and six months ended June 30, 2022.

18

Reconciliations
In thousands

EBITDAre and Adjusted EBITDAre

Three Months Ended June 30, 2022
Net income (loss)	$72,293
Interest expense	41,867
Income tax expense (benefit)(1)	(748)
Depreciation and amortization	180,489
Other depreciation and amortization	1,363
Loss (gain) on sales of real estate(1)	(12,903)
Share of unconsolidated JV:
Interest expense	(140)
Income tax expense (benefit)	87
Depreciation and amortization	5,210
Loss (gain) on sale of real estate from unconsolidated JVs	129
EBITDAre	$287,647

Transaction-related items, excluding taxes	612
Other impairments (recoveries) and losses (gains)(2)	139
Casualty-related charges (recoveries), excluding taxes	(482)
Amortization of stock-based compensation	5,300
Impact of transactions closed during the quarter(3)	298
Adjusted EBITDAre	$293,514

Adjusted Fixed Charge Coverage

Three Months Ended June 30, 2022
Interest expense, including unconsolidated JV interest expense at share	41,727
Capitalized interest	8,315
Fixed Charges	$50,042

Adjusted Fixed Charge Coverage	5.9x
  ______________________________________
(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 8 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 32 of this document for the quarter ended June 30, 2022.
(2)Adjustment includes reserves for loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.
(3)Adjustment reflects the impact of transactions that closed during the quarter as if the transactions were completed at the beginning of the quarter.

19

Reconciliations
In thousands

Enterprise Debt and Net Debt

June 30, 2022
Bank line of credit and commercial paper	$1,448,569
Senior unsecured notes	4,655,852
Mortgage debt	349,329
Consolidated Debt	$6,453,750
Share of unconsolidated JV mortgage debt	39,795
Enterprise Debt	$6,493,545
Cash and cash equivalents(1)	(81,083)
Share of unconsolidated JV cash and cash equivalents	(16,014)
Restricted cash	(54,815)
Share of unconsolidated JV restricted cash	(500)
Expected net proceeds from forward contracts	(310,041)
Net Debt	$6,031,092

Financial Leverage

June 30, 2022
Enterprise Debt	$6,493,545
Enterprise Gross Assets	18,968,231
Financial Leverage	34.2%

Secured Debt Ratio

June 30, 2022
Mortgage debt	$349,329
Share of unconsolidated JV mortgage debt	39,795
Enterprise Secured Debt	$389,124
Enterprise Gross Assets	18,968,231
Secured Debt Ratio	2.1%

Net Debt to Adjusted EBITDAre

Three Months Ended June 30, 2022
Net Debt	$6,031,092
Annualized Adjusted EBITDAre(2)	1,174,056
Net Debt to Adjusted EBITDAre	5.1x
  ______________________________________
(1)Includes cash and cash equivalents of $8 million on assets classified as discontinued operations.
(2)Represents the current quarter Adjusted EBITDAre multiplied by a factor of four.

20

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
Total Portfolio

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$168,065	$61,305	$28,943	$75,026	$69,301
Interest income	(16,108)	(6,748)	(5,904)	(5,494)	(5,493)
Interest expense	38,681	35,905	36,551	37,586	41,867
Depreciation and amortization	171,459	177,175	178,114	177,733	180,489
General and administrative	24,088	23,270	26,043	23,831	24,781
Transaction costs	619	—	424	296	612
Loss (gain) on sales of real estate, net	(175,238)	(14,635)	(717)	(3,856)	(10,340)
Impairments and loan loss reserves (recoveries), net	931	285	18,702	132	139
Other expense (income), net	(1,734)	(1,670)	(662)	(18,316)	(2,861)
Loss (gain) on debt extinguishments	60,865	667	—	—	—
Income tax expense (benefit)	(763)	(649)	(1,857)	777	(718)
Government grant income	87	15	—	6,552	209
Equity loss (income) from unconsolidated JVs	(867)	(2,327)	(1,583)	(2,084)	(382)
Healthpeak's share of unconsolidated JVs NOI	6,456	5,117	6,378	6,019	5,309
Noncontrolling interests' share of consolidated JVs NOI	(6,327)	(6,352)	(6,351)	(6,256)	(6,260)
Portfolio NOI	$270,214	$271,358	$278,081	$291,946	$296,653
Adjustment to Portfolio NOI	(13,170)	(14,023)	(13,719)	(17,666)	(24,539)
Portfolio Cash (Adjusted) NOI	$257,044	$257,335	$264,362	$274,280	$272,114
Interest income	16,108	6,748	5,904	5,494	5,493
Portfolio Income	$273,152	$264,083	$270,266	$279,774	$277,607
Interest income	(16,108)	(6,748)	(5,904)	(5,494)	(5,493)
Adjustment to Portfolio NOI	13,170	14,023	13,719	17,666	24,539
Non-SS Portfolio NOI	(44,182)	(48,102)	(52,705)	(53,234)	(59,195)
SS Portfolio NOI	$226,032	$223,256	$225,376	$238,712	$237,458
Non-cash adjustment to SS Portfolio NOI	(10,031)	(9,418)	(8,357)	(10,917)	(13,568)
SS Portfolio Cash (Adjusted) NOI	$216,001	$213,838	$217,019	$227,795	$223,890

21

Reconciliations
In thousands

Life Science

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$59,960	$60,326	$62,419	$72,249	$78,794
Interest expense	48	46	36	—	—
Depreciation and amortization	76,955	79,570	78,237	78,138	79,673
Transaction costs	(21)	—	13	292	35
Loss (gain) on sales of real estate, net	—	—	—	(3,856)	—
Other expense (income), net	(28)	(22)	(1)	9	(29)
Equity loss (income) from unconsolidated JVs	(111)	(630)	(470)	(966)	(148)
Healthpeak's share of unconsolidated JVs NOI	984	1,058	967	948	784
Noncontrolling interests' share of consolidated JVs NOI	(54)	(57)	(49)	(38)	(43)
Portfolio NOI	$137,733	$140,291	$141,152	$146,776	$159,066
Adjustment to Portfolio NOI	(12,366)	(11,021)	(11,392)	(14,112)	(21,644)
Portfolio Cash (Adjusted) NOI(1)	$125,367	$129,270	$129,760	$132,664	$137,422
Adjustment to Portfolio NOI	12,366	11,021	11,392	14,112	21,644
Non-SS Portfolio NOI	(22,398)	(26,414)	(27,295)	(29,739)	(36,439)
SS Portfolio NOI	$115,335	$113,877	$113,857	$117,037	$122,627
Non-cash adjustment to SS Portfolio NOI	(9,288)	(7,999)	(7,944)	(9,007)	(12,022)
SS Portfolio Cash (Adjusted) NOI	$106,047	$105,878	$105,913	$108,030	$110,605

Medical Office

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$221,725	$58,632	$27,064	$58,417	$56,929
Interest expense	786	1,104	852	1,036	1,930
Depreciation and amortization	63,371	66,189	68,232	67,773	68,873
Transaction costs	(35)	—	28	4	70
Impairments and loan loss (reserves) recoveries, net	—	1,952	19,625	—	—
Loss (gain) on sales of real estate, net	(175,238)	(14,635)	(717)	—	(10,340)
Other expense (income), net	175	30	241	(10,937)	(1,264)
Equity loss (income) from unconsolidated JVs	(137)	(220)	(245)	(200)	(211)
Healthpeak's share of unconsolidated JVs NOI	393	432	462	433	460
Noncontrolling interests' share of consolidated JVs NOI	(6,273)	(6,295)	(6,302)	(6,218)	(6,217)
Portfolio NOI	$104,767	$107,189	$109,240	$110,308	$110,230
Adjustment to Portfolio NOI	(2,003)	(3,626)	(3,566)	(3,546)	(2,949)
Portfolio Cash (Adjusted) NOI(1)	$102,764	$103,563	$105,674	$106,762	$107,281
Adjustment to Portfolio NOI	2,003	3,626	3,566	3,546	2,949
Non-SS Portfolio NOI	(17,099)	(18,442)	(20,869)	(19,347)	(19,134)
SS Portfolio NOI	$87,668	$88,747	$88,371	$90,961	$91,096
Non-cash adjustment to SS Portfolio NOI	(1,952)	(2,143)	(1,956)	(1,910)	(1,546)
SS Portfolio Cash (Adjusted) NOI	$85,716	$86,604	$86,415	$89,051	$89,550

22

Reconciliations
In thousands

CCRC

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$(10,362)	$(12,170)	$(11,498)	$(2,965)	$(10,170)
Interest expense	1,924	1,936	1,923	1,865	1,876
Depreciation and amortization	31,133	31,416	31,645	31,822	31,943
Transaction costs	657	—	356	—	64
Other expense (income), net	(165)	(114)	314	(6,511)	(630)
Government grant income	87	15	—	6,552	209
Equity loss (income) from unconsolidated JVs	(639)	(845)	—	(539)	—
Healthpeak's share of unconsolidated JVs NOI	207	(32)	347	333	—
Portfolio NOI	$22,842	$20,206	$23,087	$30,557	$23,292
Adjustment to Portfolio NOI	1,226	724	1,271	—	—
Portfolio Cash (Adjusted) NOI(1)	$24,068	$20,930	$24,358	$30,557	$23,292
Adjustment to Portfolio NOI	(1,226)	(724)	(1,271)	—	—
Non-SS Portfolio NOI	187	426	61	157	443
SS Portfolio NOI	$23,029	$20,632	$23,148	$30,714	$23,735
Non-cash adjustment to SS Portfolio NOI	1,209	724	1,543	—	—
SS Portfolio Cash (Adjusted) NOI	$24,238	$21,356	$24,691	$30,714	$23,735

Other

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$15,139	$9,061	$7,671	$5,709	$5,395
Interest income	(16,108)	(6,748)	(5,904)	(5,494)	(5,493)
Transaction costs	18	—	27	—	—
Impairments and loan loss (reserves) recoveries, net	931	(1,667)	(923)	132	139
Other expense (income), net	—	(1)	(3)	32	(18)
Equity loss (income) from unconsolidated JVs	20	(632)	(868)	(379)	(23)
Healthpeak's share of unconsolidated JVs NOI	4,872	3,659	4,602	4,305	4,065
Portfolio NOI	$4,872	$3,672	$4,602	$4,305	$4,065
Adjustment to Portfolio NOI	(27)	(100)	(32)	(8)	54
Portfolio Cash (Adjusted) NOI	$4,845	$3,572	$4,570	$4,297	$4,119
Interest income	16,108	6,748	5,904	5,494	5,493
Portfolio Income	$20,953	$10,320	$10,474	$9,791	$9,612
Interest income	(16,108)	(6,748)	(5,904)	(5,494)	(5,493)
Adjustment to Portfolio NOI	27	100	32	8	(54)
Non-SS Portfolio NOI	(4,872)	(3,672)	(4,602)	(4,305)	(4,065)
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—

23

Reconciliations
In thousands

Corporate Non-Segment

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations	$(118,397)	$(54,544)	$(56,713)	$(58,384)	$(61,647)
Interest expense	35,923	32,819	33,740	34,685	38,061
General and administrative	24,088	23,270	26,043	23,831	24,781
Transaction costs	—	—	—	—	443
Loss (gain) on debt extinguishments	60,865	667	—	—	—
Other expense (income), net	(1,716)	(1,563)	(1,213)	(909)	(920)
Income tax expense (benefit)	(763)	(649)	(1,857)	777	(718)
Portfolio NOI	$—	$—	$—	$—	$—
______________________________________
(1)Portfolio Income and Portfolio Cash (Adjusted) NOI are the same for Life Science, Medical Office, and CCRC for all periods presented as there is no interest income related to such segments.

24

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
For the six months ended June 30, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Income (loss) from continuing operations	$151,042	$115,347	$(13,135)	$11,105	$(120,032)	$144,327
Interest income	—	—	—	(10,987)	—	(10,987)
Interest expense	—	2,966	3,741	—	72,746	79,453
Depreciation and amortization	157,811	136,646	63,765	—	—	358,222
General and administrative	—	—	—	—	48,612	48,612
Transaction costs	327	74	64	—	443	908
Impairments and loan loss (reserves) recoveries, net	—	—	—	271	—	271
Loss (gain) on sales of real estate, net	(3,856)	(10,340)	—	—	—	(14,196)
Other expense (income), net	(20)	(12,201)	(7,141)	13	(1,828)	(21,177)
Income tax expense (benefit)	—	—	—	—	59	59
Government grant income	—	—	6,762	—	—	6,762
Healthpeak's share of unconsolidated joint venture NOI	1,733	892	333	8,370	—	11,328
Noncontrolling interests' share of consolidated joint venture NOI	(81)	(12,435)	—	—	—	(12,516)
Equity loss (income) from unconsolidated JVs	(1,114)	(411)	(539)	(402)	—	(2,466)
Portfolio NOI	$305,842	$220,538	$53,850	$8,370	$—	$588,600
Adjustment to NOI	(35,756)	(6,495)	—	45	—	(42,206)
Portfolio Cash (Adjusted) NOI	$270,086	$214,043	$53,850	$8,415	$—	$546,394
Interest Income	—	—	—	10,987	—	10,987
Portfolio Income	$270,086	$214,043	$53,850	$19,402	$—	$557,381
Interest income	—	—	—	(10,987)		(10,987)
Adjustment to NOI	35,756	6,495	—	(45)	—	42,206
Non-SS Portfolio NOI	(67,371)	(38,823)	599	(8,370)	—	(113,965)
SS Portfolio NOI(1)	$238,471	$181,715	$54,449	$—	$—	$474,635
Non-cash adjustment to SS Portfolio NOI	(20,992)	(3,418)	—	—	—	(24,410)
SS Portfolio Cash (Adjusted) NOI(1)	$217,479	$178,297	$54,449	$—	$—	$450,225

25

Reconciliations
In thousands

For the six months ended June 30, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Income (loss) from continuing operations	$121,778	$270,337	$(16,738)	$22,614	$(350,511)	$47,480
Interest income	—	—	—	(25,121)	—	(25,121)
Interest expense	150	881	3,842	—	80,651	85,524
Depreciation and amortization	145,388	121,326	62,283	—	—	328,997
General and administrative	—	—	—	—	48,990	48,990
Transaction costs	11	295	1,090	21	—	1,417
Impairments and loan loss (reserves) recoveries, net	—	—	—	4,173	—	4,173
Loss (gain) on sales of real estate, net	—	(175,238)	—	—	—	(175,238)
Loss (gain) on debt extinguishments	—	—	—	—	225,157	225,157
Other expense (income), net	(33)	2,454	(2,341)	(482)	(3,532)	(3,934)
Income tax expense (benefit)	—	—	—	—	(755)	(755)
Government grant income	—	—	1,397	—	—	1,397
Healthpeak's share of unconsolidated joint venture NOI	1,896	814	149	9,257	—	12,116
Noncontrolling interests' share of consolidated joint venture NOI	(99)	(12,695)	—	—	—	(12,794)
Equity loss (income) from unconsolidated JVs	(18)	(328)	(639)	(1,205)	—	(2,190)
Portfolio NOI	$269,073	$207,846	$49,043	$9,257	$—	$535,219
Adjustment to NOI	(24,176)	(3,926)	1,246	85	—	(26,771)
Portfolio Cash (Adjusted) NOI	$244,897	$203,920	$50,289	$9,342	$—	$508,448
Interest Income	—	—	—	25,121	—	25,121
Portfolio Income	$244,897	$203,920	$50,289	$34,463	$—	$533,569
Interest income	—	—	—	(25,121)		(25,121)
Adjustment to NOI	24,176	3,926	(1,246)	(85)	—	26,771
Non-SS Portfolio NOI	(42,923)	(32,199)	994	(9,257)	—	(83,385)
SS Portfolio NOI(1)	$226,150	$175,647	$50,037	$—	$—	$451,834
Non-cash adjustment to SS Portfolio NOI	(18,593)	(4,417)	1,210	—	—	(21,800)
SS Portfolio Cash (Adjusted) NOI(1)	$207,557	$171,230	$51,247	$—	$—	$430,034
______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and six months ended June 30, 2022 and 2021.

26

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Equity income (loss) from unconsolidated JV	$867	$2,327	$1,583	$2,084	$382
Depreciation and amortization	2,868	4,722	5,041	5,135	5,210
General and administrative	38	25	6	30	71
Loss (gain) on sales of real estate, net	(474)	(890)	329	(210)	150
Other expense (income), net	3,633	(371)	(130)	(1,067)	(592)
Income tax expense (benefit)	(476)	(696)	(451)	47	88
Healthpeak's Share of unconsolidated JVs NOI	$6,456	$5,117	$6,378	$6,019	$5,309

Life Science

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Equity income (loss) from unconsolidated JV	$111	$630	$470	$966	$148
Depreciation and amortization	730	811	754	760	776
Other expense (income), net	143	(383)	(257)	(778)	(140)
Healthpeak's Share of unconsolidated JVs NOI	$984	$1,058	$967	$948	$784

Medical Office

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Equity income (loss) from unconsolidated JV	$137	$220	$245	$200	$211
Depreciation and amortization	237	207	228	221	226
General and administrative	13	3	4	7	17
Loss (gain) on sales of real estate, net	—	—	(17)	(2)	—
Other expense (income), net	—	—	(5)	—	—
Income tax expense (benefit)	6	2	7	7	6
Healthpeak's Share of unconsolidated JVs NOI	$393	$432	$462	$433	$460

27

Reconciliations
In thousands

CCRC

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Equity income (loss) from unconsolidated JV	$639	$845	$—	$539	$—
Loss (gain) on sales of real estate, net	(474)	(890)	346	(208)	150
Other expense (income), net	42	13	1	2	(150)
Healthpeak's Share of unconsolidated JVs NOI	$207	$(32)	$347	$333	$—

Other

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Equity income (loss) from unconsolidated JV	$(20)	$632	$868	$379	$23
Depreciation and amortization	1,901	3,704	4,059	4,154	4,208
General and administrative	25	22	2	23	54
Other expense (income), net	3,448	(1)	131	(291)	(302)
Income tax expense (benefit)	(482)	(698)	(458)	40	82
Healthpeak's Share of unconsolidated JVs NOI	$4,872	$3,659	$4,602	$4,305	$4,065

28

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

For the six months ended June 30, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Equity income (loss) from unconsolidated JV	$1,114	$411	$539	$402	$—	$2,466
Depreciation and amortization	1,537	447	—	8,362	—	10,346
General and administrative	—	24	—	77	—	101
Loss (gain) on sales of real estate, net	—	(2)	(58)	—	—	(60)
Other expense (income), net	(918)	—	(148)	(593)	—	(1,659)
Income tax expense (benefit)	—	12	—	122	—	134
Healthpeak's Share of unconsolidated JVs NOI	$1,733	$892	$333	$8,370	$—	$11,328

For the six months ended June 30, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Equity income (loss) from unconsolidated JV	$18	$328	$639	$1,205	$—	$2,190
Depreciation and amortization	1,458	449	—	5,411	—	7,318
General and administrative	1	25	—	178	—	204
Loss (gain) on sales of real estate, net	—	—	(474)	—	—	(474)
Other expense (income), net	419	1	(16)	3,423	—	3,827
Income tax expense (benefit)	—	11	—	(960)	—	(949)
Healthpeak's Share of unconsolidated JVs NOI	$1,896	$814	$149	$9,257	$—	$12,116

29

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$3,535	$7,195	$3,815	$3,730	$3,955
Gain on sales of real estate, net	(92)	(3,385)	76	(12)	—
Depreciation and amortization	4,928	4,790	4,768	4,693	4,710
Other expense (income), net	228	105	74	195	(26)
Dividends attributable to noncontrolling interest	(2,272)	(2,353)	(2,382)	(2,350)	(2,379)
Noncontrolling interests' share of consolidated JVs NOI	$6,327	$6,352	$6,351	$6,256	$6,260

Life Science

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$937	$929	$956	$916	$946
Depreciation and amortization	26	27	25	20	25
Other expense (income), net	23	4	—	3	2
Dividends attributable to noncontrolling interest	(932)	(903)	(932)	(901)	(930)
Noncontrolling interests' share of consolidated JVs NOI	$54	$57	$49	$38	$43

Medical Office

	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$2,598	$6,266	$2,859	$2,814	$3,009
Gain on sales of real estate, net	(92)	(3,385)	76	(12)	—
Depreciation and amortization	4,902	4,763	4,743	4,673	4,685
Other expense (income), net	205	101	74	192	(28)
Dividends attributable to noncontrolling interest	(1,340)	(1,450)	(1,450)	(1,449)	(1,449)
Noncontrolling interests' share of consolidated JVs NOI	$6,273	$6,295	$6,302	$6,218	$6,217

30

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

For the six months ended June 30, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$1,862	$5,823	$—	$—	$—	$7,685
Gain on sales of real estate, net	—	(12)	—	—	—	(12)
Depreciation and amortization	46	9,358	—	—	—	9,404
Other expense (income), net	5	164	—	—	—	169
Dividends attributable to noncontrolling interest	(1,832)	(2,898)	—	—	—	(4,730)
Noncontrolling interests' share of consolidated JVs NOI	$81	$12,435	$—	$—	$—	$12,516

For the six months ended June 30, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$1,841	$5,000	$—	$—	$—	$6,841
Gain on sales of real estate, net	—	(92)	—	—	—	(92)
Depreciation and amortization	51	9,758	—	—	—	9,809
Other expense (income), net	42	489	—	—	—	531
Dividends attributable to noncontrolling interest	(1,835)	(2,460)	—	—	—	(4,295)
Noncontrolling interests' share of consolidated JVs NOI	$99	$12,695	$—	$—	$—	$12,794

31

Reconciliations
In thousands

CCRC Pro Forma Portfolio Real Estate Revenues and NOI(1)

Pro Forma SS Portfolio Real Estate Revenues	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Real Estate Revenues - SS(2)	$117,395	$119,037	$118,868	$128,112	$125,569
Pro forma adjustments to exclude government grants	(87)	(15)	—	(6,552)	(209)
Pro forma Portfolio Real Estate Revenues - SS(3)	$117,308	$119,022	$118,868	$121,560	$125,360

Pro Forma SS Portfolio Cash Real Estate Revenues	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Cash Real Estate Revenues - SS(2)	$117,395	$119,037	$118,868	$128,112	$125,569
Pro forma adjustments to exclude government grants	(87)	(15)	—	(6,552)	(209)
Pro forma Portfolio Cash Real Estate Revenues - SS(3)	$117,308	$119,022	$118,868	$121,560	$125,360

Pro Forma SS Portfolio NOI	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
SS Portfolio NOI(4)	$23,029	$20,632	$23,148	$30,714	$23,735
Pro forma adjustment to exclude government grants	(87)	(15)	—	(6,552)	(209)
Pro forma SS Portfolio NOI(3)	$22,942	$20,617	$23,148	$24,162	$23,526

Pro Forma SS Portfolio Cash (Adjusted) NOI	Three Months Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
SS Portfolio Cash (Adjusted) NOI(4)	$24,238	$21,356	$24,691	$30,714	$23,735
Pro forma adjustment to exclude government grants	(87)	(15)	—	(6,552)	(209)
Pro forma SS Portfolio Cash (Adjusted) NOI(3)	$24,151	$21,341	$24,691	$24,162	$23,526
______________________________________
(1)May not foot due to rounding.
(2)See page 13 and 14 of this document for a reconciliation of Portfolio Real Estate Revenues - SS and Portfolio Cash Real Estate Revenues - SS.
(3)Pro forma adjustments excludes government grants received under the CARES Act from Portfolio Real Estate Revenues.
(4)See page 21 through 24 of this document for a reconciliation of SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI.

32

Reconciliations
In thousands, except per month data

REVPOR CCRC(1)

	Three Months Ended
REVPOR CCRC	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Cash Real Estate Revenues(2)	$119,824	$119,037	$118,868	$128,445	$125,569
Other adjustments to REVPOR CCRC(3)	(2,429)	—	—	(333)	—
REVPOR CCRC revenues	$117,395	$119,037	$118,868	$128,112	$125,569

Average occupied units/month	5,906	5,910	5,852	5,939	5,952
REVPOR CCRC per month(4)	$6,626	$6,714	$6,770	$7,190	$7,032

	Three Months Ended
REVPOR CCRC excluding NREF Amortization	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
REVPOR CCRC revenues	$117,395	$119,037	$118,868	$128,112	$125,569
NREF Amortization	18,415	18,900	19,745	18,957	19,444
Other Adjustments to NREF Amortization(5)	(299)	—	—	—	—
REVPOR CCRC revenues excluding NREF Amortization	$99,279	$100,137	$99,123	$109,155	$106,125

Average occupied units/month	5,906	5,910	5,852	5,939	5,952
REVPOR CCRC excluding NREF Amortization per month(4)	$5,604	$5,648	$5,646	$6,126	$5,943

	Three Months Ended
SS REVPOR CCRC	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
SS REVPOR CCRC revenues(6)	$117,395	$119,037	$118,868	$128,112	$125,569

SS average occupied units/month	5,906	5,910	5,852	5,939	5,952
SS REVPOR CCRC per month(4)	$6,626	$6,714	$6,770	$7,190	$7,032

	Three Months Ended
SS REVPOR CCRC excluding NREF Amortization	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
SS REVPOR CCRC revenues(6)	$117,395	$119,037	$118,868	$128,112	$125,569
NREF Amortization	18,415	18,900	19,745	18,957	19,444
Other Adjustments to NREF Amortization(5)	(299)	—	—	—	—
SS REVPOR CCRC revenues excluding NREF Amortization	$99,279	$100,137	$99,123	$109,155	$106,125

SS Average occupied units/month	5,906	5,910	5,852	5,939	5,952
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,604	$5,648	$5,646	$6,126	$5,943

33

Reconciliations
In thousands, except per month data

	Three Months Ended
PRO FORMA SS REVPOR CCRC	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Pro Forma SS REVPOR CCRC revenues(7)	$117,308	$119,022	$118,868	$121,560	$125,360

SS average occupied units/month	5,906	5,910	5,852	5,939	5,952
SS REVPOR CCRC per month(4)	$6,621	$6,713	$6,770	$6,822	$7,020

	Three Months Ended
PRO FORMA SS REVPOR CCRC excluding NREF Amortization	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Pro Forma SS REVPOR CCRC revenues(7)	$117,308	$119,022	$118,868	$121,560	$125,360
NREF Amortization	18,415	18,900	19,745	18,957	19,444
Other Adjustments to NREF Amortization(5)	(299)	—	—	—	—
SS REVPOR CCRC revenues excluding NREF Amortization	$99,192	$100,122	$99,123	$102,603	$105,916

Average occupied units/month	5,906	5,910	5,852	5,939	5,952
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,599	$5,647	$5,646	$5,758	$5,931
_____________________________________
(1)May not foot due to rounding.
(2)See page 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue from facilities that are held for sale or sold.
(4)Represents the quarter REVPOR CCRC divided by a factor of three.
(5)Includes NREF amortization from facilities that have sold.
(6)See page 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues - SS.

(7)See page 27 of this document for a reconciliation of Pro forma Portfolio Real Estate Revenues - SS which is the same as Pro Forma SS REVPOR CCRC revenues.

34

Reconciliations
In thousands

Other Pro Forma Portfolio Real Estate Revenues and NOI(1)

	Three Months Ended
Pro Forma Portfolio Real Estate Revenues	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Real Estate Revenues(2)	$17,323	$17,109	$17,972	$18,360	$18,215
Pro forma adjustments to exclude government grants	(583)	—	(739)	(315)	—
Pro forma Portfolio Real Estate Revenues(3)	$16,740	$17,109	$17,232	$18,045	$18,215

	Three Months Ended
Pro Forma Portfolio Cash Real Estate Revenues	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Cash Real Estate Revenues(2)	$17,329	$17,121	$17,968	$18,383	$18,301
Pro forma adjustments to exclude government grants	(583)	—	(739)	(315)	—
Pro forma Portfolio Cash Real Estate Revenues(3)	$16,747	$17,121	$17,228	$18,067	$18,301

	Three Months Ended
Pro Forma Portfolio NOI	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio NOI(4)	$4,872	$3,672	$4,602	$4,305	$4,065
Pro forma adjustments to exclude government grants	(583)	—	(739)	(315)	—
Pro forma Portfolio NOI(3)	$4,289	$3,672	$3,863	$3,990	$4,065

	Three Months Ended
Pro Forma Portfolio Cash (Adjusted) NOI	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Cash (Adjusted) NOI(4)	$4,845	$3,572	$4,570	$4,297	$4,119
Pro forma adjustments to exclude government grants	(583)	—	(739)	(315)	—
Pro forma Portfolio Cash (Adjusted) NOI(3)	$4,262	$3,572	$3,831	$3,981	$4,119
______________________________________
(1)May not foot due to rounding.
(2)See page 13 and 14 of this document for a reconciliation of Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues.
(3)Pro forma adjustments excludes government grants received under the CARES Act for Portfolio Real Estate Revenues.
(4)See page 21 through 24 of this document for a reconciliation of Portfolio NOI and Portfolio Cash (Adjusted) NOI.

35

Reconciliations
In thousands

REVPOR Other(1)

	Three Months Ended
REVPOR Other	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Portfolio Cash Real Estate Revenues(2)	$17,329	$17,121	$17,968	$18,383	$18,301
Other adjustments to REVPOR Other(3)	(3,460)	(3,509)	(3,863)	(2,201)	(2,280)
REVPOR Other revenues	$13,870	$13,612	$14,105	$16,182	$16,021

Average occupied units/month	1,104	1,134	1,142	1,261	1,261
REVPOR Other per month(4)	$4,186	$4,000	$4,118	$4,278	$4,234

	Three Months Ended
Pro Forma REVPOR Other	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
REVPOR Other revenues	$13,870	$13,612	$14,105	$16,182	$16,021
Pro Forma adjustments to REVPOR Other(5)	(490)	—	(532)	(258)	—
Pro Forma REVPOR Other revenues	$13,380	$13,612	$13,573	$15,923	$16,021

Average occupied units/month	1,104	1,134	1,142	1,261	1,261
Pro Forma REVPOR Other per month(4)	$4,038	$4,000	$3,963	$4,210	$4,234
______________________________________
(1)May not foot due to rounding.
(2)See page 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue for assets in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR Other divided by a factor of three.
(5)Pro forma adjustments excludes government grants received under the CARES Act for the stabilized properties included in REVPOR Other revenues.

36

Reconciliations
In thousands

Discontinued Operations Reconciliation
The results of discontinued operations during the three and six months ended June 30, 2022 and 2021, or through the disposal date of each asset or portfolio of assets if they have been sold during such periods, as applicable, are included within the Income (loss) from discontinued operations line of the Consolidated Statements of Operations in the accompanying Earnings Release and Supplemental Report. In order to facilitate reconciliation of amounts through this Discussion and Reconciliation of Non-GAAP Financial Measures and the accompanying Earnings Release and Supplemental Report, detailed financial information for discontinued operations for the three and six months ended June 30, 2022 and 2021 is presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Rental and related revenues	$—	$1,613	$—	$6,841
Resident fees and services	2,825	30,273	5,480	103,270
Total revenues	2,825	31,886	5,480	110,111
Costs and expenses:
Interest expense	—	1,177	—	3,853
Operating	2,442	33,647	5,116	105,165
Transaction costs	—	—	—	76
Impairments and loan loss reserves (recoveries), net	—	10,995	—	10,995
Total costs and expenses	2,442	45,819	5,116	120,089
Other income (expense):
Gain (loss) on sales of real estate, net	2,563	122,238	2,492	381,900
Other income (expense), net	16	128	19	6,012
Total other income (expense), net	2,579	122,366	2,511	387,912
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	2,962	108,433	2,875	377,934
Income tax benefit (expense)	30	302	370	1,124
Equity income (loss) from unconsolidated joint ventures	—	5,225	64	4,910
Income (loss) from discontinued operations	$2,992	$113,960	$3,309	$383,968

37